UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2023

ProFrac Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41388	87-2424964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Shops Boulevard, Suite 301 Willow Park, Texas	76087
(Address of principal executive offices)	(Zip Code)

(254) 776-3722

(Registrant’s telephone number, including area code)

Not Appliable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A common stock, par value $0.01 per share	ACDC	The Nasdaq Global Select Market
Warrants, each 124.777 warrants exercisable for one share of Class A common stock at an exercise price of $717.47 per share	ACDCW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement to Acquire Performance Proppants

The information in this Item 1.01 describes the material provisions of the Purchase Agreement, the Amended Purchase Agreement, and the Contribution Agreement (as defined below) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of the Purchase Agreement, the Amended Purchase Agreement and the Contribution Agreement, a copy of each of which is attached or incorporated by reference as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. ProFrac Holding Corp.’s stockholders and other interested parties are urged to read such Agreements in their entirety. Unless otherwise defined herein, the capitalized terms used below are defined in the Purchase Agreement, the Amended Purchase Agreement or the Contribution Agreement, as applicable.

As previously disclosed in the Current Report on Form 8-K filed by ProFrac Holding Corp., a Delaware corporation (“ProFrac”), on December 30, 2022 with the U.S. Securities and Exchange Commission ProFrac Holdings II, LLC (“ProFrac II LLC”) entered into a Membership Interest Purchase Agreement on December 23, 2022 (the “Purchase Agreement”) by and among ProFrac II LLC, Performance Holdings I, LLC, a Louisiana limited liability company (“Performance Holdings I”), Performance Holdings II, LLC, a Louisiana limited liability company (“Performance Holdings II” and, together with Performance Holdings I, the “Performance Sellers”) (the transactions, the “Performance Proppants Acquisition”).

On February 24, 2023, ProFrac II LLC, Alpine Silica, LLC, a Texas limited liability company (“Alpine”), and Performance Sellers entered into an Assignment and Amendment of Membership Interest Purchase Agreement (the “Amended Purchase Agreement”), pursuant to which Alpine, a wholly owned subsidiary of ProFrac II LLC, was assigned all of the rights, title and interest under the Purchase Agreement. On February 24, 2023, ProFrac, Alpine, Tidewater Partners, LLC, a Louisiana limited liability company, and Performance Sellers entered into a Contribution Agreement (the “Contribution Agreement”), pursuant to which approximately $6,000,000 of the Base Purchase Price (as defined in the Purchase Agreement) shall be paid in shares of ProFrac Class A common stock, par value $0.01 per share (“Class A Common Stock”), instead of in cash proceeds.

Fifth Amendment to the Term Loan Credit Facility

Reference is made to that certain Term Loan Credit Agreement, dated as of March 4, 2022, by and among ProFrac Holdings II, LLC, as borrower (“ProFrac II LLC”), ProFrac Holdings, LLC, as a guarantor (“ProFrac Holdings”), the lenders and other guarantors party thereto, and Piper Sandler Finance LLC, as the agent and collateral agent for the lenders (as amended by the First Amendment to Term Loan Credit Agreement, dated as of July 25, 2022, the Second Amendment, Consent and Limited Waiver to Term Loan Credit Agreement, dated as of November 1, 2022, the Third Amendment, Consent and Limited Waiver to Term Loan Credit Agreement, dated as of December 30, 2022, and the Fourth Amendment, dated as of February 1, 2023, the “Term Loan Agreement”). On February 23, 2023, the parties to the Term Loan Agreement entered into the Fifth Amendment to Term Loan Credit Agreement (the “Fifth Term Loan Amendment” and the Term Loan Agreement, as amended by the Fifth Term Loan Amendment, the “Amended Term Loan Agreement”). Capitalized terms used and not otherwise defined in this summary of the Fifth Term Loan Amendment have the meanings provided in the previously filed Term Loan Agreement, dated as of February 1, 2023.

Pursuant to the Fifth Term Loan Amendment, the Required Lenders consented, in each case, subject to the terms and conditions set forth therein, to: (i) certain amendments to the ABL Credit Agreement on terms set forth in the Fourth Amendment to ABL Credit Agreement, (ii) provide for more flexibility in debt financing, (iii) addition of a most favored nations adjustment to the Term Loan Facility in the event that any obligor incurs an additional credit facility loan under any additional credit facility, and (iv) the consummation, by either ProFrac II LLC or Alpine Silica LLC, a Texas limited liability company (“Alpine”), of the previously disclosed acquisition of each of (a) Performance Proppants, LLC, a Texas limited liability company, (b) Red River Land Holdings, LLC, a Louisiana limited liability company, (c) Performance Royalty, LLC, a Louisiana limited liability company, (d) Performance Proppants International, LLC, a Louisiana limited liability company, and (e) Sunny Point Aggregates LLC, a Louisiana limited liability company on the terms set forth in the Performance Acquisition Documents (“Performance Proppants Acquisition”).

Fourth Amendment to the ABL Credit Facility

Reference is made to that certain asset-based revolving Credit Agreement, dated as of March 4, 2022, by and among ProFrac II LLC, as borrower, ProFrac Holdings, the lenders, letter of credit issuers, and guarantors party thereto, and JPMorgan Chase Bank, N.A., as the agent, the collateral agent and the swingline lender (as amended by the First Amendment to Credit Agreement, dated as of July 25, 2022, the Second Amendment to Credit Agreement, dated as of November 1, 2022, and the Third Amendment to Credit Agreement, dated as of December 30, 2022, the “ABL Credit Facility”). On February 23, 2023, the parties to the ABL Credit Facility entered into the Fourth Amendment to the ABL Credit Facility (the “Fourth ABL Amendment” and the ABL Credit Facility, as amended by the Fourth ABL Amendment, the “Amended Credit Facility”). Capitalized terms used and not otherwise defined in this summary of the Fourth ABL Amendment have the meanings provided in the previously filed ABL Credit Facility, dated as of December 30, 2022.

Pursuant to the Fourth ABL Amendment, the Agent and the Lenders consented, in each case, subject to the terms and conditions set forth therein, to: (i) the increase in the Maximum Revolving Amount to $400,000,000, (ii) consummation of the Performance Proppants Acquisition, and (iii) provide for more flexibility in debt financing.

In connection with the Performance Proppants Acquisition, ProFrac borrowed approximately $298 million under the Amended Credit Facility. Following this draw down, the remaining Maximum Revolving Amount available under the Amended Credit Facility was $79 million. Immediately prior to this draw, there were no amounts outstanding under the Amended Credit Facility with the exception of outstanding letters of credit.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 to this Current Report on Form 8-K regarding the Fourth ABL Amendment is incorporated herein by reference. The material terms of the Amended Credit Facility have previously been described in ProFrac Holding Corp.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, filed with the Securities and Exchange Commission (“SEC”) on November 14, 2022, and Current Report on Form 8-K filed with the SEC on January 6, 2023, and such descriptions are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On February 27, 2023, ProFrac issued a press release announcing that ProFrac II LLC completed the previously announced acquisition of (i) Performance Proppants, LLC, a Texas limited liability company, (ii) Red River Land Holdings, LLC, a Louisiana limited liability company, (iii) Performance Royalty, LLC, a Louisiana limited liability company, (iv) Performance Proppants International, LLC, a Louisiana limited liability company, and (v) Sunny Point Aggregates, LLC, a Louisiana limited liability company (together, the “Performance Companies”).

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Limitation on Incorporation by Reference. The information furnished in this Item 7.01, including the press release attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 8.01	Other Events.

Performance Proppants Acquisition

On February 24, 2023, Alpine, a wholly-owned subsidiary of ProFrac II LLC and as successor in interest to ProFrac II LLC, consummated the Performance Proppants Acquisition. Pursuant to the Amended Purchase Agreement, Alpine acquired 100% of the issued and outstanding membership interest in each of the Performance Companies. The aggregate purchase price of the Performance Proppants Acquisition was $475 million, consisting of (i) $469 million in cash and (ii) a number of shares of ProFrac’s Class A Common Stock equal to $6 million. Pursuant to this arrangement, ProFrac issued 312,826 shares of Class A Common Stock upon consummation of the Performance Proppants Acquisition. A portion of the cash consideration is subject to certain customary post-closing adjustments.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1†	Membership Interest Purchase Agreement, dated December 23, 2022, by and among ProFrac Holdings II, LLC, Performance Holdings I, LLC and Performance Holdings II, LLC (incorporated by reference to Exhibit 10.1 to ProFrac Holding Corp.’s Current Report on Form 8-K filed with the SEC on December 30, 2022).

10.2*	Assignment and Amendment of Membership Interest Purchase Agreement, dated as of February 24, 2023, by and among ProFrac Holdings II LLC, Performance Holdings I, LLC, Performance Holdings II, LLC, and Alpine Silica, LLC.

10.3*	Contribution Agreement, dated as of February 24, 2023, by and among ProFrac Holding Corp., Alpine Silica LLC, Tidewater Partners, LLC, Performance Holdings I, LLC, and Performance Holdings II, LLC.

99.1	Press Release, dated February 27, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.
†

Schedules to the Membership Interest Purchase Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish supplementally to the Securities and Exchange Commission any omitted schedule upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROFRAC HOLDING CORP.

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

Date: February 28, 2023